GEE Group

Fiscal third quarter and YTD 2022 performance
Financial results & company highlights

August 15, 2022



Important Notifications*

GEE Group

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS:

This document contains "forward-looking statements" – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see our most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and our most recent earnings investor presentations. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts and financial goals, for which complete plans, projections or predictions have not yet been developed. Actual results could differ materially.

NON-GAAP FINANCIAL MEASURES:

In this document, we sometimes use information derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. The reasons we use these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are included in our earnings release and the appendix of this presentation and prior earnings presentations, as applicable.

Amounts shown on subsequent pages may not add due to rounding and represent approximations, accordingly.

GEE's Investor Relations information may be found on our website at https://ir.geegroup.com and, as well as GEE Group's Facebook page and Linked In accounts, contain a significant amount of information about GEE Group, including financial and other information for investors. GEE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

*** See slides 12 , 13 and 14 for additional details regarding Important Notifications.**
(a- see slides 5 and 6 herein for detail build ups of Adjusted EPS, Adjusted EBITDA ("AEBITDA") and Free Cash Flow ("FCF").

Fiscal 3Q and YTD '22 snapshot

GEE Group

RESULTS	3Q	YTD
Organic revenue growth	8%	15%
GM Growth*	+ 382 bps	+ 905 bps
Adjusted EBITDA margin expansion*	+ 192 bps*	+ 357 bps*
Adjusted EPS*	$0.03* *+$0.02 y/y*	$0.07* *+$0.15 y/y*
Free cash flow* -a)	$3.4m* *+$5.9m y/y*	$7.6m* *+$9.9m-a) y/y*

Performance

- **Revenues growing, managing through opportunities and challenges**
  - Total revenues $41.1m and $123.6m, +8% and 15% … Perm +45% and 60%, Contract services up 2% and 9%
  - Growth led by Professional IT, FA&O brands; Light Industrial still impacted by lingering COVID-19 presence
- **Driving profitability & cash through lean, services growth**
  - Substantial margin improvements driven by mainly by outperformance of direct hire businesses …
  - Significant FCF* following de-leveraging; YTD includes $2.8 million in deferred and non-recurring payments -b)

Improving services, growing revenues & generating cash in a challenging, but opportunistic environment

* Non-GAAP Financial Measure
(a- see slides 5 and 6 herein for detail build ups of Adjusted EPS, Adjusted EBITDA ("AEBITDA") and Free Cash Flow ("FCF").
(b- Includes $1.8m first of two deferred FICA instalments under CAREs Act and $1.0 legal settlement payment on old isolated legal matter; before effects of these payments, YTD FCF was $10.4m.

GEE Group: Taking action today & positioning for tomorrow

GEE Group

TODAY'S CHALLENGING ENVIRONMENT

Heightened challenges

- Inflation
- Demand exceeds supply
- Workforce volatility
- Possible recession
- COVID 19 variant streams

FY '22 outlook… trending favorably on fiscal YTD results

Scaling lean and taking advantage of opportunities while successfully navigating through challenges ...

- **Growth** … Professional services leading … IT, FA&O, Direct Hire … re-organizing IT resources and service delivery … recruiting "rainmakers" for key geographic markets and re-branding initiatives
- **Price** … keeping prices in sync with rising costs … increased selectivity & disciplined placement of candidates …
- **Efficiencies** … productivity focus… convert non-essential branch offices to virtual presences… job boards and other sourcing actions … corporate support cost saving initiatives

GROWTH HIGHLIGHTS



GEE IT brands, **AGILE, Access Data, Paladin** and **SNIT**, leading the way w/ double-digit organic growth …



Placing rainmakers to lead priority markets **(Austin, Houston, Chicago, W. Hartford, Tampa, Colorado Springs,** others)



Re-organizing around **key brands and business leaders** to drive growth now and into the future

Managing our businesses to drive growth, price & cost-out

Earnings performance

($ in millions – except EPS)

	3Q '22	y/y	YTD '22	y/y
Net revenues	$41.1	*+ 8%*	$123.6	*+ 15%*
Adjusted EBITDA*	$4.1	*+ 34%*	$11.5	*+ 32%*
Adj. EBITDA margin	10.1%	*+ 192 bps*	9.3%	*+320 bps*
GAAP diluted EPS	$0.02	*+ 324%*	$0.18	*+ 645%*
Adjusted EPS*	$0.03	*+ 67%*	$0.07	*+ 9,618%*

GEE Group

Net income → ADJ. EBITDA Reconciliation

	3Q'22	YTD '22
GAAP net income	**$2.6**	**$20.4**
Plus: interest expense	0.1	0.3
Plus: income taxes	0.1	0.1
Plus: depreciation & amortization	0.8	3.0
Plus: non-cash stock compensation	0.2	0.5
Less: PPP loans forgiven	0.0	(16.8)
Plus: Non-cash GW Impairment	0.0	2.2
Plus: Acquisition, restructuring & other	0.2	1.8
Plus/(less): Other losses (gains)	0.1	0.0
Adjusted EBITDA*	**$4.1**	**$11.5**

Diluted EPS → Adj. EPS Reconciliation

	3Q '22	YTD '22
GAAP Continuing EPS	**$0.02**	**$0.18**
Plus: Acquisition, restructuring & other	0.01	0.01
Less: PPP loans forgiven	0.00	(0.14)
Plus: Non-cash GW Impairment	0.00	0.02
Adjusted EPS*	**$0.03**	**$0.07**

Revenue and profits continue to improve despite macro headwinds

* Non-GAAP Financial Measure

Free cash flow* performance

($ in millions)

GEE Group

	3Q'22	YTD '22
GAAP net income	**$ 2.6**	**$ 20.4**
Depreciation & amortization	0.8	3.0
Other recurring non-cash expenses [a)]	0.6	2.1
Operating working capital	(0.5)	(3.1)
Current receivables	(0.0)	1.4
Accounts payable	0.9	0.3
Accrued compensation	0.1	(0.5)
Other WC asset-liability items	(1.5)	(4.3)
Other CFOA [b)]	0.0	(14.6)
Gross CAPEX	(0.1)	(0.2)
FCF*	**$ 3.4**	**$ 7.6**
FCF x legal and FICA payments*[c)]	***$ 3.4***	***$ 10.4***

3Q – YTD '22 Performance Highlights

- FCF* improvement y/y, up $10.4 million in Q3, and up $14.4 million in YTD ' 22; 3Q and YTD '21 negative FCF due to interest, principal and fees on former debt
- D&A predominantly amortization of definite lived intangibles which will continue reducing over time
- Operating working capital use driven by 2022 ramp
  - Other WC items uses YTD includes $1.8 million first installment of deferred FICA under CAREs Act and $1.0 million settlement payment on former legal matter
- Working capital ratio was 3.0-to-1 as of June 30, 2022, including $17.5 million in cash

Improved FCF*, cash position and working capital provide new opportunities

* Non-GAAP Financial Measure
(a – Aggregates the following: non-cash stock compensation, non-cash lease expense, change in deferred income taxes, and amortization of debt discount.
(b – Includes the following: gains on forgiveness of PPP loans ($16.8m in 1H '22) and non-cash GW amortization
(c – Excludes effects of $1.8 million 1st instalment on CAREs Act deferred FICA, paid in December 2021 (next instalment due December 2023); and a $1.0 million payment on settlement of old, isolated legal matter.

3Q'22 results by segment

($ in Millions)

GEE Group

QUARTERLY RESULTS

	3Q'21	3Q'22
Revenues	$38.1	$41.1

All Prof. $34.3 90%

All Prof. $37.0 90%



$3.8
10%
$5.7
15%
$28.6
75%
$4.1
10%
$8.0
20%
$29.0
70%
Professional Contract
Professional Perm
Light Industrial Contract

	3Q'21	3Q'22
Adj. EBITDA	$3.6 *(9.4%)*	$4.1 *(10.1%)*

Lt. Ind. $(0.5)

All Prof. $3.6

Lt. Ind. $0.04

All Prof. $4.1



$3.6
115%
$4.1
99%

PERFORMANCE

- **Growth**: All revenues + *8% y/y* driven by *+40% y/y* in direct hire and *2%* in contract across most most brands, except light industrial – *8% y/y…*
- **Revenue**: Professional revenue *+8%*, led by direct hire *+40%* y/y … *+ 2% y/y* contract services revenue …. growth at virtually all professional brands…
- **Adjusted EBITDA**: AEBITDA + *17%* / GM + *390 bps to 40.1%*, driven mainly by higher direct hire volume, followed by price increases across all brands …
- **FY'22:** near term outlook for professional remains good … light industrial outlook is fair-to-good… managing supply (candidate) sourcing headwinds to meet full year order opportunities

* Non-GAAP Financial Measure

(a- see slides 5 and 6 herein for detail build ups of Adjusted EPS, Adjusted EBITDA ("AEBITDA") and Free Cash Flow ("FCF").

Progress on plan to build industry leading professional staffing and HR solutions business w/ $1B-b) in annual revenue

GEE Group


GEE LAUNCH
Scribe Solutions merger w/ GEE
~$40M
Revenue –a)


NEXT 4 ACQUISITIONS
Building an industry-leading professional services business w/ strong delivery platforms...
~$160M
Revenue –a)


3 – 5 YR GOAL
Today one of the highest margin consistently profitable professional staffing and HR solutions firms...
~$1B
Revenue-b)

BUILDING A LEADING PROFESSIONAL SERVICES STAFFING BUSINESS

Mar-2015	*Aug-2015*	*Oct- 2015*	*Jan-2016*	*Apr-2017*	*3Q'22*	*4Q'22 & beyond*
Founders launch the Company by acquiring public company, General Employment Enterprises (NYSE American: JOB), in a merger with Scribe Solutions, Inc.	*ADCC*	*Agile*	*Paladin*	*SNI Cos.*	***Integrated, deleveraged, debt free & positive cash earnings***	***Faster, more focused company poised to reach $1B in revenues w/ in 3-5 years....***

GEE makes first four strategic acquisitions...

Acquire and integrate while building brands, platforms and scale ...

Revenue figures are rounded and approximations
(a – Consolidated revenues were $43.3 million for the fiscal year ended September 39, 2015, and $165 million for the trailing twelve-month (ttm) period ended June 30, 2022.
(b – See **Important Notifications** and **CAUTION CONCERNING FORWARD-LOOKING STATEMENTS** on slide 2.

Recap …

GEE Group

Improving services, order fulfillment & cash, while managing through a challenging environment	Taking action to drive growth and price and to take cost out	On track to build a billion-dollar industry-leading company

BUILDING STAFFING AND HR SOLUTIONS THAT WORK







GEE is growing in critical sectors ... w/ significant opportunities ahead in our businesses

CASH


$ in Millions
$7.4
$9.9
$12.1
$14.2
$17.5
3Q '21
4Q '21
1Q '22
2Q '22
3Q '22

GEE Group is consistently producing free cash flow following deleveraging

Supplemental Information

12. Additional Information to Consider and Use of Non-GAAP Financial Measures
13. Non-GAAP reconciliations
14. Forward-looking statements
15. About GEE Group Inc.

Additional Information to Consider in Conjunction with the Investor Presentation

GEE Group

The aforementioned 2022 Third Quarter and Year to Date Highlights should be read in conjunction with all of the financial and other information included in GEE Group's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Forms 8-K and 8-K/A, Registration Statements and Amendments on Forms S-1 and S-3, and Information Statements on Schedules 14A and 14C, filed with the SEC, the discussion of financial results in this investor presentation, and the information included herein regarding the use of non-GAAP financial measures and the related schedules attached hereto which reconcile the related items prescribed by accounting principles generally accepted in the United States ("GAAP") to the non-GAAP financial information. These non-GAAP financial measures are not a substitute for the comparable measures prescribed by GAAP as further discussed below in this investor presentation. Financial information provided in this investor presentation may consist of or refer to estimates, projected or pro forma financial information and certain assumptions that are considered forward looking statements, are predictive in nature and depend on future events, and any such predicted or projected financial or other results may not be realized nor are they guarantees of future performance. See "Forward-Looking Statements" below which incorporates "Risk Factors" related to the COVID-19 pandemic and other potential items which may possibly have a negative effect on the Company's business.

Use of Non-GAAP Financial Measures

The Company discloses certain non-GAAP financial measures in this investor presentation, including Adjusted Net Income, EBITDA, Adjusted EBITDA and Free Cash Flow. Management and the board of directors use and refer to these non-GAAP financial measures internally as a supplement to GAAP financial information for purposes of evaluating operating performance, financial planning purposes, establishing operational and budgetary goals, compensation plans, analysis of debt service capacity, capital expenditure planning and determining working capital needs; and also believe that these are useful financial measures used by investors.

Non-GAAP Adjusted Net Income (Loss) is defined as Net Income (Loss) adjusted for non-cash stock compensation expenses, acquisition, integration, restructuring and other non-recurring expenses, capital markets-related expenses, gains or losses on extinguishment of debt and noncash goodwill impairment charges. Non-GAAP EBITDA is defined as Net Income (Loss) before interest, taxes, depreciation and amortization. Non-GAAP Adjusted EBITDA is defined as EBITDA, adjusted for the same items as Adjusted Net Income (Loss). Non-GAAP Free Cash Flow is defined as Cash Flow from Operating Activities, less capital expenditures. Non-GAAP Adjusted Net Income (Loss), EBITDA, Adjusted EBITDA and Free Cash Flow are not terms defined by GAAP and, as a result, the Company's measure of them might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flow that either excludes or includes amounts that are not normally excluded or included, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above should be considered in addition to, and not as substitutes for, nor as being superior to Net Income (Loss) reported in the Consolidated Statements of Income, cash and cash flows reported in the Consolidated Statements of Cash Flows, or other measures of financial performance, as reflected on the Company's consolidated financial statements prepared in accordance with U.S. GAAP included in Form 10-K and Form 10-Q for their respective periods filed with the SEC, which should be read and referred to in order to obtain a comprehensive and thorough understanding of the Company's financial results.

The reconciliations of Net Income (Loss) to non-GAAP Adjusted Net Income, Net Income (Loss) to EBITDA and Adjusted EBITDA, and Cash Flows from Operating Activities to Free Cash Flows referred to in the highlights or elsewhere in this investor presentation are provided in the following schedules that also form a part of this investor presentation.

Non-GAAP reconciliations

GEE Group

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)
Three Month Periods Ended June 30,
(In thousands)

	2022	2021
Net income (loss)	$ 2,633	$ (937)
Non-cash stock compensation	169	231
Severance agreement	328	0
Gains on PPP loans forgiven	0	(1,957)
Acquisition, integration & restructuring	12	4,163
Non-GAAP adjusted net income	$ 3,142	$ 1,500

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss)
Nine Month Periods Ended June 30,
(In thousands)

	2022	2021
Net income (loss)	$ 20,388	$ (2,987)
Non-cash stock compensation	468	835
Gains on PPP loans forgiven	(16,773)	(2,236)
Non-cash goodwill impairment charge	2,150	0
Settlement of legal matter	975	0
Severance agreement	838	0
Acquisition, integration & restructuring	58	4,356
Other losses (gains)	0	(36)
Non-GAAP adjusted net income (loss)	$ 8,104	$ (68)

Reconciliation of Net Income (Loss) to Non-GAAP EBITDA and Adjusted EBITDA
Three Month Periods Ended June 30,
(In thousands)

	2022	2021
Net income (loss)	$ 2,633	$ (937)
Interest expense	96	539
Income taxes	96	(29)
Depreciation	96	78
Amortization	720	1,015
Non-GAAP EBITDA	3,641	666
Non-cash stock compensation	169	231
Severance agreement	328	0
Gain on PPP loan forgiven	0	(1,957)
Acquisition, integration & restructuring	12	4,163
Non-GAAP adjusted EBITDA	$ 4,150	$ 3,103

Reconciliation of Net Income (Loss) to Non-GAAP EBITDA and Adjusted EBITDA
Nine Month Periods Ended June 30,
(In thousands)

	2022	2021
Net income (loss)	$ 20,388	$ (2,987)
Interest expense	301	5,759
Income taxes	59	(307)
Depreciation	276	228
Amortization	2,749	3,074
Non-GAAP EBITDA	23,773	5,767
Non-cash stock compensation	468	835
Gains on PPP loans forgiven	(16,773)	(2,236)
Non-cash goodwill impairment charge	2,150	0
Settlement of legal matter	975	0
Severance agreement	838	0
Acquisition, integration & restructuring	58	4,356
Other losses (gains)	0	(36)
Non-GAAP adjusted EBITDA	$ 11,489	$ 8,686

Reconciliation of Net Cash from Operating Activities to Non-GAAP Free Cash Flow
Three Month Periods Ended June 30,
(In thousands)

	2022	2021
Net cash provided by operating activities	$ 3,435	$ (2,472)
Acquisition of property and equipment	(70)	(56)
Free Cash Flow	$ 3,365	$ (2,528)

Reconciliation of Net Cash from Operating Activities to Non-GAAP Free Cash Flow
Nine Month Periods Ended June 30,
(In thousands)

	2022	2021
Net cash provided by operating activities	$ 7,818	$ (2,276)
Acquisition of property and equipment	(225)	(68)
Free Cash Flow	$ 7,593	$ (2,344)

Forward-Looking Statements

GEE Group

In addition to historical information, this investor presentation contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this investor presentation that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the "Novel Coronavirus" ("COVID"-19), has been detrimental to and may continue to negatively impact and disrupt the Company's business operations. The health outbreak has caused a significant negative effect on the global economy, employment in general including the lack of demand for the Company's services which is exacerbated by government and client directed "quarantines", "remote working", "shut-downs" and "social distancing". There is no assurance that conditions will not persist or worsen and further negatively impact GEE Group. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly "coronavirus" (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

GEE Group

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

Contact:
GEE Group Inc.
Kim Thorpe
904.512.7504

SOURCE: GEE Group Inc.